UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 29, 2015

Capital Southwest Corporation
(Exact name of registrant as specified in its charter)

Texas	814-00061	75-1072796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Lyndon B. Johnson Freeway, Suite 1300		75240
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	972-233-8242

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 29, 2015, Capital Southwest Corporation (the “Company”) announced the appointment of Michael S. Sarner as Senior Vice President of the Company, effective on or before August 1, 2015. Following the completion of the previously announced spin-off transaction, Mr. Sarner will be appointed Chief Financial Officer of the business development company. Additional information regarding Mr. Sarner is included in a press release issued by the Company on June 29, 2015. A copy of the press release is incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is hereby filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated June 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2015

By:	/s/ Joseph B. Armes
Name: Joseph B. Armes
Title: Chairman of the Board
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 29, 2015